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                            MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus

  The  description  of portfolio  managers  under the  "Management  of the Fund"
section is hereby restated as follows:

David M. Calabro, Geoffrey L. Kurinsky, Lisa B. Nurme, and Kenneth J. Enright, each a Senior Vice President of the Adviser, - and Constantinos G. Mokas, a Vice President of the Adviser, are the fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the equity portion of the portfolio. Mr. Calabro has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the Adviser since 1992. Mr. Kurinsky, the manager of the fixed income portion of the portfolio, has been a portfolio manager of the fund since 1989 and has been employed in the investment management area of the Adviser since 1987. Mr. Mokas, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1998, and has been employed in the investment management area of the Adviser since 1990. Ms. Nurme, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the Adviser since 1987. Mr. Enright, also a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the Adviser since 1986.


                  The date of this Supplement is June 1, 2000.